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                                                                   EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact:
Patrick Henn
Vice President, Finance
678.597.7730
phenn@manh.com

                         MANHATTAN ASSOCIATES ANNOUNCES
      FINAL RESULTS FOR THE FIRST QUARTER OF 2003; COMPANY ACHIEVES RECORD
                   REVENUES OF $46.1 MILLION FOR THE QUARTER

ATLANTA - APRIL 22, 2003 - Manhattan Associates, Inc., (Nasdaq: MANH), the global leader in providing supply chain execution (SCE) solutions, today announced final results for the first quarter ended March 31, 2003. These results are in line with the preliminary results announced April 7, 2003.

         KEY QUARTERLY FINANCIAL HIGHLIGHTS FOR MANHATTAN ASSOCIATES INCLUDE:

         - Total revenue for the quarter ended March 31, 2003 was a record $46.1 million, an increase of 9% over the first quarter of 2002.

         - Software and hosting fees for the quarter ended March 31, 2003, were $10.2 million, an increase of 8% over the first quarter of 2002.

         - Services revenue for the quarter ended March 31, 2003 was a record $30.2 million, an increase of 15% over the first quarter of 2002. The services' gross margin remained strong at 58%, which was consistent with the fourth quarter of 2002 and up from 56% in the first quarter of 2002.

         - International revenue was 21% of total revenue for the first quarter of 2003 compared to 17% for the first quarter of 2002.

         - Cash from operations for the quarter was $8.3 million, and total cash and short-term investments were $128.5 million at March 31, 2003.

Adjusted net income, which excludes the amortization of acquisition-related intangible assets, net of taxes, was $5.0 million for the quarter, or $0.17 per fully diluted share, compared to $5.8

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million or $0.19 per fully diluted share for the first quarter 2002. GAAP net income was $4.5 million or $0.15 per fully diluted share.

         The Company provides adjusted net income and adjusted net income per share in the press release as additional information of the Company's operating results. The measures are in accordance with, or an alternative for, GAAP and may be different from net income and per share measures used by other companies. Adjusted net income has been adjusted to exclude the effects of amortization of acquisition-related intangibles. The Company believes that this presentation of adjusted net income and adjusted net income per share provides useful information to investors regarding certain additional financial and business trends relating to our financial condition and results of operations. The effective tax rate used in calculating adjusted net income is 35.3%.

         "The economic and geopolitical uncertainty had an impact on our license fee performance this quarter. The overall business, however, remains very strong with our market leadership position further strengthened," said Richard Haddrill, Manhattan Associates' president and CEO. "We made excellent progress on our key growth strategies during the quarter, including product line expansion, vertical industry expansion and key partnership growth. Moving forward, we are excited about the next release of software in May, which marks the industry's first true synchronized release of supply chain execution functionality."

OTHER KEY QUARTERLY HIGHLIGHTS FOR MANHATTAN ASSOCIATES INCLUDE THE FOLLOWING:

         - Signed key new customers in the quarter including Coleman Cable; Dell Computer Corporation; Gulf States Toyota; Hastings Entertainment, Inc.; McKesson Corporation; Panalpina Europe Services AG; The Roman & Littlefield Publishing Group, Inc.; and United Foods, Inc.

         - Expanded our partnership with many existing clients including Carole Hochman Designs; Innotrac Corporation; Kellwood Company; Michaels Stores, Inc.; and Supercheap Auto.

         - Advanced its leadership position in Radio Frequency Identification (RFID) technology by joining the Auto-ID Center at MIT; announcing with Zebra Technologies a plan to deliver a joint solution for RFID labels; announcing that the Company will expand its retail compliance guarantee for the top 100 U.S. retailers to include any new and emerging radio frequency identification (RFID) standards; and forming a partnership with Alien Technology and Symbol Technologies to deliver an RFID-enabled SCE solution.

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         -        Introduced a formal Independent Software Vendor (ISV)
                  Certification Program that will provide interface standardization to Manhattan Associates' industry-leading supply chain execution solutions and the many third-party ISVs with whom the Company partners.

         - Signed a letter of intent for Siemens Dematic, Material Handling Automation Division, the logistics equipment automation leader, to become a reseller of Manhattan Associates' industry-leading SCE solutions. This proposed reseller agreement calls for Siemens Dematic to become Manhattan Associates' preferred partner for material handling systems, and Siemens Dematic will become Manhattan Associates' preferred partner for SCE solutions in North, Central and South America.

         In addition, Manhattan Associates announced several changes to the board of directors. Alan J. Dabbiere resigned from his position as chairman of the board and as a director, effective on the date of the company's annual meeting of shareholders, scheduled to occur May 22, 2003. The board of directors elected John J. Huntz, Jr., who has served as a member of the board of directors since January 1999, to serve as the chairman of the board following Mr. Dabbiere's resignation. Mr. Huntz has served as managing director of Fuqua Ventures, LLC, a private equity investment firm since March 1998. Mr. Huntz is also a member of the Securities and Exchange Commission Executive Committee on Capital Formation. The board of directors also nominated Paul Goodwin for election at the annual meeting. Mr. Goodwin has served as the vice chairman and chief financial officer of CSX Corporation since April 2000. Prior to April 2000, Mr. Goodwin served CSX Corporation as its executive vice president of finance and chief financial officer. Following Mr. Goodwin's election, a majority of the board of directors will be comprised of independent directors as defined by current and proposed Nasdaq rules.

         "It has been both an honor and a privilege to work with Manhattan Associates' employees, customers and partners over the past 13 years. I have been so fortunate to have worked with some of the industry's brightest stars. Now, it is time to focus on my family and pursue my own personal interests," said Alan Dabbiere, Manhattan Associates' founder and chairman of the board. "With the management team we have in place, I leave this company in excellent hands with a future that is full of promise."

BUSINESS OUTLOOK FOR 2003

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. The following statements

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regarding future financial performance are based on current expectations. These statements are forward looking. Actual results may differ materially, especially in the current uncertain economic environment. These statements do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of this release.

         Manhattan Associates will make its earnings release and published expectations available on its Web site (www.manh.com). Beginning June 15, 2003, Manhattan Associates will observe a "Quiet Period" during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this Business Outlook section as still being Manhattan Associates' current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. The public should not rely on previously published expectations during the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until the date when Manhattan Associates' next quarterly earnings release is published, presently scheduled for the third or fourth week of July 2003.

         For the year ending December 31, 2003, Manhattan Associates currently expects to achieve adjusted earnings, which excludes the amortization of acquisition-related intangibles and unusual items, in the range of $0.87 to $1.01 per fully diluted share. These expectations assume that the current general economic and capital spending environment will improve modestly over the balance of the year.

ABOUT MANHATTAN ASSOCIATES, INC.

Manhattan Associates, Inc., is the global leader in providing supply chain execution solutions. We enable operational excellence through real-time collaboration, execution and optimization. Our solutions leverage state-of-the-art technologies, innovative practices and our domain expertise to enhance performance, profitability and competitive advantage. Manhattan Associates has licensed more than 870 customers representing more than 1,300 facilities worldwide, which include some of the world's leading manufacturers, distributors and retailers. For more information about Manhattan Associates telephone 770.955.7070 or visit www.manh.com.

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This press release may contain "forward-looking statements" relating to
Manhattan Associates, Inc. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are delays in product development, undetected software errors, competitive pressures, technical difficulties, market acceptance, availability of technical personnel, changes in customer requirements and general economic and geopolitical conditions. Additional factors are set forth in "Safe Harbor Compliance Statement for Forward-Looking Statements" included as Exhibit 99.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

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                  MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                         Three Months Ended
                                                                              March 31,
                                                                    -----------------------------
                                                                      2003                 2002
                                                                    --------             --------
                                                                             (unaudited)
Revenue:
     Software and hosting fees .........................            $ 10,159             $  9,373
     Services ..........................................              30,240               26,405
     Hardware and other ................................               5,698                6,365
                                                                    --------             --------
         Total revenue .................................              46,097               42,143

Costs and Expenses:
     Cost of software and hosting fees .................               1,123                  392
     Cost of services ..................................              12,766               11,622
     Cost of hardware and other ........................               4,927                5,320
     Research and development ..........................               6,754                4,857
     Sales and marketing ...............................               7,572                5,756
     General and administrative ........................               5,734                5,094
     Amortization of acquisition-related intangibles ...                 763                  534
                                                                    --------             --------
         Total costs and expenses ......................              39,639               33,575
                                                                    --------             --------
Operating income .......................................               6,458                8,568
Other income, net ......................................                 557                  173
                                                                    --------             --------
Income before income taxes .............................               7,015                8,741
Income tax provision ...................................               2,475                3,234
                                                                    --------             --------
Net income .............................................            $  4,540             $  5,507
                                                                    ========             ========

Basic net income per share .............................            $   0.16             $   0.20
                                                                    ========             ========
Diluted net income per share ...........................            $   0.15             $   0.18
                                                                    ========             ========

Weighted average number of shares:
    Basic ..............................................              29,079               28,165
                                                                    ========             ========
    Diluted ............................................              30,446               31,132
                                                                    ========             ========

Reconciliation of Adjusted Net Income:
Net income .............................................            $  4,540             $  5,507
Amortization of acquisition-related intangibles ........                 763                  534
Income tax effect ......................................                (269)                (198)
                                                                    --------             --------
Adjusted net income ....................................               5,034                5,843
                                                                    ========             ========

Adjusted net income per diluted share ..................            $   0.17             $   0.19
                                                                    ========             ========

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                  MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                 March 31,         December 31,
                                                                   2003                2002
                                                                 ---------         ------------
                    ASSETS

Current Assets:
     Cash and cash equivalents ......................            $ 94,900            $ 64,664
     Short-term investments .........................              33,648              57,193
     Accounts receivable, net .......................              36,445              32,384
     Prepaid expenses and other current assets ......               3,845               3,199
     Deferred income taxes ..........................               1,342               1,768
                                                                 --------            --------
         Total current assets .......................             170,180             159,208

Property and equipment, net .........................              12,474              12,352
Intangible and other assets .........................              47,850              48,636
                                                                 --------            --------

         Total assets ...............................            $230,504            $220,196
                                                                 ========            ========

      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
     Accounts payable and accrued liabilities .......            $ 16,746            $ 19,047
     Current portion of capital lease obligations ...                 123                 164
     Deferred revenue ...............................              20,630              15,318
                                                                 --------            --------
         Total current liabilities ..................              37,499              34,529

Long-term portion of capital lease obligations ......                 240                 240
Deferred income taxes ...............................                 100                 141

Total shareholders' equity ..........................             192,665             185,286
                                                                 --------            --------

     Total liabilities and shareholders' equity .....            $230,504            $220,196
                                                                 ========            ========

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